Taxation	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Taxation	Taxation
 Income taxes consist of the following:

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2023	Period from February 23, 2022 through December 31, 2022	Period from January 1, 2022 through February 22, 2022	Year ended December 31, 2021
Current tax expense:
Bermuda	—	—	—	—
Foreign	30	15	3	2
Deferred tax benefit:
Bermuda	—	—	—	—
Foreign	(13)	(5)	(1)	(2)
Total tax expense	17	10	2	—
Effective tax rate	5.4%	16.0%	—%	—%
The effective tax rate for the year ended December 31, 2023 (Successor), the period from February 23, 2022 through December 31, 2022 (Successor), the period from January 1, 2022 through February 22, 2022 (Predecessor), and the year ended December 31, 2021 (Predecessor) was 5.4%, 16.0%, 0% and 0% respectively.
Due to the CARES Act in the US, we recognized a tax benefit in 2021 (Predecessor) of $2 million which included the release of valuation allowances previously recorded and carrying back net operating losses to previous years. No tax benefit was recognized for the years ended December 31, 2023 and 2022.
The income taxes for the year ended December 31, 2023 (Successor), the period from February 23, 2022 through December 31, 2022 (Successor), the period from January 1, 2022 through February 22, 2022 (Predecessor), and the year ended December 31, 2021 (Predecessor) differed from the amount computed by applying the Bermuda statutory income tax rate of 0% as follows:

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2023	Period from February 23, 2022 through December 31, 2022	Period from January 1, 2022 through February 22, 2022	Year ended December 31, 2021
Effect of change on unrecognized tax benefits	4	(5)	—	2
Effect of unremitted earnings of subsidiaries	1	1	(1)	—
Effect of taxable income in various countries	12	14	3	(2)
Total tax expense	17	10	2	—
Deferred income taxes
Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets are comprised of the following:
Deferred tax assets:

(In $ millions)	December 31, 2023	December 31, 2022
Net operating losses carried forward	1,097	296
Property, plant and equipment	210	92
Provisions	37	27
Intangibles	5	—
Pensions and stock options	3	1
Other	11	12
Gross deferred tax assets	1,363	428
Valuation allowance	(1,317)	(413)
Deferred tax assets, net of valuation allowance	46	15
Deferred tax liabilities:

(In $ millions)	December 31, 2023	December 31, 2022
Unremitted earnings of subsidiaries	9	8
Intangibles	—	1
Gross deferred tax liabilities	9	9
Net deferred tax assets	37	6
In December 2023, the legislation implementing a corporate income tax in Bermuda received governor's assent. The Bermuda income tax is effective beginning on January 1, 2025 with a statutory income tax rate of 15%. The new law allows corporations to carry forward tax losses incurred in the five fiscal years preceding the effective date and allows for an increase in the tax basis of assets and liabilities. The increases in our gross deferred tax asset and valuation allowance are primarily due to Bermuda's newly enacted corporate tax law.
As of December 31, 2023, deferred tax assets related to net operating loss ("NOL") carryforward was $1,097 million (December 31, 2022: $296 million), which can be used to offset future taxable income. NOL carryforwards which were generated in various jurisdictions, include $675 million (December 31, 2022: $235 million) that will not expire and $422 million (December 31, 2022: $61 million) that will expire between 2024 and 2044 if not utilized.
We establish a valuation allowance for deferred tax assets when it is more likely than not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near term if our estimates of future taxable income change. Our valuation allowance consists primarily of $1,051 million on NOL carryforwards as of December 31, 2023 (December 31, 2022: $285 million).
Uncertain tax positions
As of December 31, 2023, we had a total amount of unrecognized tax benefits of $150 million excluding interest and penalties. The changes to our balance related to unrecognized tax benefits were as follows:

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2023	Period from February 23, 2022 through December 31, 2022	Period from January 1, 2022 through February 22, 2022	Year ended December 31, 2021
Balance at the beginning of the period	82	84	83	82
Increases as a result of acquisition of Aquadrill	71	—	—	—
Increases as a result of positions taken in prior periods	5	1	1	2
Increases as a result of positions taken during the current period	1	—	—	2
Decreases as a result of positions taken in prior periods	(8)	—	—	(1)
Decreases due to settlements	—	(1)	—	(1)
Decreases as a result of a lapse of the applicable statute of limitations	(1)	(2)	—	(1)
Balance at the end of the period	150	82	84	83
The uncertain tax positions were included in "Other non-current liabilities" on our Consolidated Balance Sheets and are comprised as follows:

(In $ millions)	December 31, 2023	December 31, 2022
Gross unrecognized tax benefits excluding interest and penalties	150	82
Aquadrill interest and penalties acquired	11	—
Interest and penalties	27	21
Offset against deferred tax assets	(18)	(18)
Total unrecognized tax benefits included as "Other non-current liabilities"	170	85
Accrued interest and penalties totaled $38 million at December 31, 2023 (December 31, 2022: $21 million) and were included in "Other non-current liabilities" on our Consolidated Balance Sheets. We recognized expense of $6 million and $2 million during the years ended December 31, 2023 and 2022, respectively, related to interest and penalties for unrecognized tax benefits on the income tax expense line in the Consolidated Statement of Operations.
As of December 31, 2023, $170 million of our unrecognized tax benefits, including penalties and interest, would have a favorable impact on the Company’s effective tax rate if recognized.
Tax returns and open years
We are subject to taxation in various jurisdictions. Tax authorities in certain jurisdictions examine our tax returns and some have issued assessments. We are defending our tax positions in those jurisdictions.
The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2017 for an aggregate amount equivalent to $161 million including interest and penalties. The assessment for the 2009 and 2010 years is being litigated through the Brazilian courts. Please refer to Note 29 - "Commitments and contingencies" for further details.
The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the Previous Chapter 11 Proceedings, with respect to returns for subsidiaries for certain years up to 2019 for an aggregate amount equivalent to $171 million. We are robustly contesting these assessments including filing relevant appeals in Nigeria.
The Mexican tax authorities have issued a series of assessments with respect to our returns for certain years up to 2014 for an aggregate amount equivalent to $110 million. We are robustly contesting these assessments including filing relevant appeals.
An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows.
The following table summarizes the earliest tax years that remain subject to examination by major taxable jurisdictions in which we operate.

Jurisdiction	Earliest open year
Brazil	2008
Norway	2015
Switzerland	2019
United States	2020